SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 8, 2004


                                MORGAN STANLEY
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


                  1-11758                                36-3145972
         (Commission File Number)             (IRS Employer Identification No.)

               1585 Broadway
              New York, New York                            10036
   (Address of principal executive offices)               (Zip Code)

                                (212) 761-4000
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

     As described in more detail under Item 4.02 hereof, Morgan Stanley (the "Company") determined on October 8, 2004 to restate its previously filed interim financial statements for the first, second and third quarters of the 2003 fiscal year. Certain information regarding the results of operations for those quarters is disclosed in Item 4.02 hereof. The restatement reflects the changes of the timing of the recognition of equity-based compensation expense during the first three quarters of fiscal 2003. The Company's net income and total compensation expense for the nine months ended August 31, 2003 and the twelve months ended November 30, 2003 are not affected by the restatement. On October 14, 2004, the Company issued the press release attached to this Form 8-K as Exhibit 99.1, referring to the restatement and describing certain disclosures made in Item 4.02 hereof.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

     The Company has had discussions with the accounting staff (the "Staff") of the Securities and Exchange Commission (the "SEC") with respect to the timing of the recognition of expense related to equity compensation awards during fiscal 2003 in connection with the Company's adoption, effective December 1, 2002, of Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation." After the Company's discussions with the Staff, and after the Company consulted with its independent registered public accounting firm, the Company determined on October 8, 2004 the need to restate its previously filed interim financial statements for the first, second and third quarters of fiscal 2003. The Company also reviewed this matter with its Audit Committee.

     Prior to the Company's adoption of SFAS No. 123 in fiscal 2003, the Company recorded compensation expense for equity-based awards in accordance with Accounting Principles Board Opinion ("APB") 25, "Accounting for Stock Issued to Employees." APB 25 states that equity-based awards should be expensed based upon the period or periods during which an employee performs services, and that the service period or periods should be inferred from the award terms or from the past pattern of granting awards in the absence of a stated service period. Based upon the terms of the Company's pre-fiscal 2003 equity-based awards, which did not state a service period, and the past pattern of granting such awards, the Company determined that the appropriate service period under APB 25 was the year of grant, and accordingly recognized 100% of the compensation expense for equity-based awards in such year. In accordance with APB 28, "Interim Financial Reporting," the Company accrued the estimated expense of the equity-based awards on a quarterly basis to reflect the interim periods' portion of the annual costs.

     The Company adopted SFAS No. 123 effective December 1, 2002. In the absence of a defined service period, SFAS No. 123 presumptively defines the service period (over which compensation costs should be recognized) as the vesting period. In the third quarter of fiscal

2003, the Company revised its equity-based compensation program (including extending the vesting period by an additional year for half of the awards), and determined that under SFAS No. 123 the service period for fiscal 2003 awards would be three and four years (depending upon the vesting provisions of the awards). As specified under the terms of the Company's fiscal 2003 awards, the service period included the year of grant and the subsequent vesting periods.

     In the first and second quarters of fiscal 2003, the Company continued to accrue compensation expense on the basis that equity-based awards would be expensed in the year of grant. In the third quarter of fiscal 2003, the Company determined that the expense recognized in the first and second quarters of fiscal 2003 should have been recognized over the longer service period. The Company reflected a cumulative adjustment to its compensation accruals for the nine month period ended August 31, 2003 in the third quarter of fiscal 2003. Subsequently, after discussions with the Staff, the Company determined that with the adoption of SFAS No. 123, it should have begun to amortize the expense related to equity-based awards over a longer service period beginning in the first quarter of fiscal 2003.

     The restatement reflects the changes of the timing of the recognition of equity-based compensation expense during the first three quarters of fiscal 2003. The Company's net income and total compensation expense for the nine months ended August 31, 2003 and the twelve months ended November 30, 2003 are not affected by the restatement.

     The following summarizes the restatement for the first, second and third quarters of fiscal 2003 and the six month period ended May 31, 2003:


                                                    Previously
       Three Months Ended February 28, 2003          Reported       Adjustment        Restated
       ------------------------------------          --------       ----------        --------
                                                    (dollars in millions, except per share and
                                                                   percentage data)

       Compensation and benefits expense            $2,549          $  (185)          $  2,364
                                                    ======          ========          ========

       Net income                                   $  905          $   125           $  1,030
                                                    ======          ========          ========

       Diluted EPS                                  $ 0.82          $  0.12           $   0.94
                                                    ======          ========          ========

       Annualized return on common equity            16.3%             2.2%              18.5%
                                                    ======          ========          ========


                                                    Previously
Three Months Ended May 31, 2003                      Reported       Adjustment        Restated
-------------------------------                      --------       ----------        --------
                                                    (dollars in millions, except per share and
                                                                  percentage data)

Compensation and benefits expense                   $2,274          $  (162)          $  2,112
                                                    ======          ========          ========

Net income                                          $  599          $    109          $    708
                                                    ======          ========          ========

Diluted EPS                                         $ 0.55          $   0.10          $   0.65
                                                    ======          ========          ========

Annualized return on common equity                   10.6%              1.9%             12.5%
                                                    ======          ========          ========



                                          2

                                                    Previously
Six Months Ended May 31, 2003                        Reported       Adjustment        Restated
-----------------------------                        --------       ----------        --------
                                                    (dollars in millions, except per share and
                                                                   percentage data)

Compensation and benefits expense                   $4,823          $  (347)          $  4,476
                                                    ======          ========          ========

Net income                                          $1,504          $    234          $  1,738
                                                    ======          ========          ========

Diluted EPS                                         $ 1.37          $   0.21          $   1.58
                                                    ======          ========          ========

Annualized return on common equity                   13.4%              2.0%             15.4%
                                                    ======          ========          ========


                                                    Previously
Three Months Ended August 31, 2003                   Reported       Adjustment        Restated
-----------------------------------                  --------       ----------        --------
                                                     (dollars in millions, except per share and
                                                                     percentage data)

Compensation and benefits expense                   $1,940          $    347          $  2,287
                                                    ======          ========          ========

Net income                                          $1,269          $  (234)          $  1,035
                                                    ======          ========          ========

Diluted EPS                                         $ 1.15          $ (0.21)          $   0.94
                                                    ======          ========          ========

Annualized return on common equity                   22.0%            (4.2)%             17.8%
                                                    ======          ========          ========

     The Company expects to file an amendment to its Form 10-K for the fiscal year ended November 30, 2003 and to its Forms 10-Q for the quarters ended February 29, 2004 and May 31, 2004 on Friday, October 15, 2004. The Company's Form 10-Q for the quarter ended August 31, 2004, which will also be filed Friday, will include restated financial statements for the third quarter of fiscal 2003.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits:

Exhibit
Number                Description
------                -----------

99.1                  Press Release dated October 14, 2004

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MORGAN STANLEY


                                    By:      /s/ David H. Sidwell
                                        ---------------------------------------
                                         Name:  David H. Sidwell
                                         Title:  Executive Vice President and
                                                 Chief Financial Officer


Date:  October 14, 2004